UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

		Principal Amount	Value
Asset-Backed Securities—1.6%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.046%, 10/15/23[1]	EUR	12,700,000	$12,273,869
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.29%, 11/15/23[1]	EUR	7,931,617	8,140,486
Bancaja Fondo de Titulizacion, Series 10, Cl. C, 0.187%, 5/22/50[1]	EUR	12,000,000	6,224,382
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.362%, 7/24/23[1]	EUR	9,500,000	9,891,413
CVC Cordatus Loan Fund IV Ltd., Series 4X, Cl. E, 5.90%, 1/24/28[1]	EUR	5,000,000	5,206,080
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.662%, 1/25/23[1]	EUR	12,082,117	11,406,570
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.284%, 12/14/22[1]	EUR	11,856,645	11,376,017
Jubilee CLO 2015-XVI BV, Series 2015-16X, Cl. E, 5.25%, 12/15/29[1]	EUR	3,750,000	3,610,599
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.612%, 7/24/23[1]	EUR	3,088,154	3,140,851
TDA Ibercaja 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0%, 11/25/51[1]	EUR	3,271,526	3,262,929
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.808%, 8/27/22[1]	EUR	10,000,000	10,529,630
Total Asset-Backed Securities (Cost $96,492,248)			85,062,826
Mortgage-Backed Obligations—2.8%
Alba plc, Series 2007-1, Cl. C, 0.661%, 3/17/39[1]	GBP	14,144,360	14,451,732
Capital Mortgage Srl, Series 2007-1, Cl. B, 0%, 1/30/47[1]	EUR	8,000,000	4,657,757
Eurosail plc, Series 2007-5X, Cl. A1A, 1.145%, 9/13/45[1]	GBP	12,051,088	13,847,306
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0%, 1/15/50[1]	EUR	2,792,418	2,277,683
Hipocat 7 Fondo de Titulizacion de Activos, Series HIPO-7, Cl. C, 0.089%, 7/15/36[1]	EUR	3,668,339	2,954,737
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0%, 3/22/44[1]	EUR	20,548,969	17,331,195
Series 4, Cl. B, 0%, 3/22/44[1]	EUR	3,000,000	1,319,281
Ludgate Funding plc, Series 2007-1, 0%, 1/1/61	GBP	207,500,000	8,341,428
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.244%, 9/15/48[1]	EUR	3,308,556	2,263,708
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0%, 7/20/59[1]	EUR	1,467,805	1,286,875
Mansard Mortgages plc:
Series 2006-1X, Cl. B1, 1.501%, 10/15/48[1]	GBP	3,558,830	3,895,720
Series 2007-2X, Cl. M2, 2.373%, 12/15/49[1]	GBP	17,175,000	19,277,341
Newgate Funding:
Series 2006-2, Cl. CB, 0.129%, 12/1/50[1]	EUR	4,534,686	3,704,216
Series 2007-2X, Cl. BB, 0%, 12/15/50[1]	EUR	5,998,049	4,904,273
Series 2007-2X, Cl. CB, 0.124%, 12/15/50[1]	EUR	4,131,989	3,207,223
Series 2007-3X, Cl. D, 3.373%, 12/15/50[1]	GBP	5,424,324	6,085,659
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.798%, 11/15/35[1]	GBP	8,085,507	9,570,161
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.533%, 12/15/43[1]	GBP	5,168,084	5,896,270

1        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
RMAC Securities No 1 plc:
Series 2006-NS4X, Cl. M1A, 0.646%, 6/12/44[1]	GBP	3,857,984	$4,144,690
Series 2006-NS4X, Cl. M1C, 0%, 6/12/44[1]	EUR	5,632,656	5,120,702
Rural Hipotecario I Fondo de Titulizacion Hipotecaria:
Series 6, Cl. C, 0.639%, 10/17/36[1]	EUR	2,161,953	1,731,076
Series 9, Cl. C, 0.208%, 2/17/50[1]	EUR	4,800,000	3,346,462
Southern Pacific Financing plc, Series 2005-B, Cl. D, 1.086%, 6/10/43[1]	GBP	6,017,811	5,585,750
Total Mortgage-Backed Obligations (Cost $173,825,324)			145,201,245
Foreign Government Obligations—53.2%
Argentina—1.9%
Argentine Republic Sr. Unsec. Bonds:
2.50%, 12/31/38[1]		8,000,000	4,940,000
7.50%, 4/22/26[2]		27,105,000	28,528,013
7.875%, 6/15/27[2]		3,875,000	3,831,213
Argentine Republic Sr. Unsec. Nts.:
6.875%, 4/22/21[2]		8,275,000	8,833,563
9.125%, 3/16/24[2]		7,000,000	7,633,500
16.00%, 10/17/23	ARS	56,063,140	3,526,028
Argentine Republic Unsec. Nts.:
2.25%, 4/28/20[3]	ARS	190,530,000	12,667,579
2.50%, 7/22/21[3]	ARS	148,600,000	10,647,731
18.20%, 10/3/21	ARS	105,000,000	7,080,287
21.20%, 9/19/18	ARS	150,000,000	10,228,132
			97,916,046
Australia—1.1%
Commonwealth of Australia Sr. Unsec. Bonds:
2.00%, 8/21/35[3]	AUD	11,300,000	9,955,761
3.75%, 4/21/37	AUD	20,000,000	15,037,569
Series 150, 3.00%, 3/21/47[4]	AUD	22,500,000	14,015,756
Queensland Treasury Corp. Sr. Unsec. Bonds, Series 33, 6.50%, 3/14/33	AUD	20,590,000	19,936,788
			58,945,874
Brazil—8.0%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	210,000,000	63,707,515
9.762%, 1/1/19	BRL	124,100,000	37,552,652
9.762%, 1/1/21	BRL	571,300,000	168,908,955
10.00%, 1/1/25	BRL	330,000,000	94,170,248
12.90%, 8/15/22	BRL	10,170,000	9,460,190
13.505%, 5/15/45	BRL	34,500,000	32,607,837
Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		20,600,000	16,813,720
			423,221,117

2        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Colombia—0.3%
Republic of Colombia Sr. Unsec. Bonds:
4.00%, 2/26/24		$3,380,000	$3,422,250
6.125%, 1/18/41		11,200,000	12,152,000
			15,574,250
Costa Rica—0.1%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[2]		5,090,000	4,737,823
Croatia—0.3%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[2]		6,890,000	7,492,875
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	8,065,000	9,142,712
			16,635,587
Cyprus—0.6%
Republic of Cyprus Sr. Unsec. Nts., 3.75%, 7/26/23	EUR	22,500,000	24,258,290
Republic of Cyprus Unsec. Nts., 3.875%, 5/6/22	EUR	8,000,000	8,775,395
			33,033,685
Dominican Republic—0.3%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[2]		6,325,000	6,625,438
6.85%, 1/27/45[2]		8,170,000	7,759,212
7.45%, 4/30/44[2]		3,330,000	3,379,950
			17,764,600
France—0.9%
French Republic Unsec. Bonds:
0.25%, 11/25/26	EUR	28,000,000	28,252,052
3.25%, 5/25/45	EUR	11,500,000	16,672,894
			44,924,946
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[2]		1,000,000	935,950
Germany—1.1%
Federal Republic of Germany Inflation Linked Bonds, 0.50%, 4/15/30[3]	EUR	45,136,152	56,675,749
Ghana—0.0%
Republic of Ghana Sr. Unsec. International Nts., 9.25%, 9/15/22[2]		2,155,000	2,311,270
Greece—1.0%
Hellenic Republic Sr. Unsec. Bonds:
3.00%, 2/24/23[1]	EUR	1,750,000	1,507,029
3.00%, 2/24/24[1]	EUR	1,750,000	1,479,111
3.00%, 2/24/25[1]	EUR	1,750,000	1,450,689
3.00%, 2/24/26[1]	EUR	1,750,000	1,432,715
3.00%, 2/24/27[1]	EUR	1,750,000	1,409,195

3        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Greece (Continued)
Hellenic Republic Sr. Unsec. Bonds: (Continued)
3.00%, 2/24/28[1]	EUR	1,750,000	$1,352,313
3.00%, 2/24/29[1]	EUR	6,750,000	5,106,358
3.00%, 2/24/30[1]	EUR	1,750,000	1,294,347
3.00%, 2/24/31[1]	EUR	1,750,000	1,271,909
3.00%, 2/24/32[1]	EUR	1,750,000	1,251,662
3.00%, 2/24/33[1]	EUR	1,750,000	1,228,838
3.00%, 2/24/34[1]	EUR	1,750,000	1,201,650
3.00%, 2/24/35[1]	EUR	1,750,000	1,187,097
3.00%, 2/24/36[1]	EUR	1,750,000	1,169,100
3.00%, 2/24/37[1]	EUR	1,750,000	1,162,928
3.00%, 2/24/38[1]	EUR	1,750,000	1,156,518
3.00%, 2/24/39[1]	EUR	1,750,000	1,153,852
3.00%, 2/24/40[1]	EUR	1,750,000	1,151,924
3.00%, 2/24/41[1]	EUR	1,750,000	1,154,276
3.00%, 2/24/42[1]	EUR	1,750,000	1,155,996
6.14%, 4/14/28	EUR	25,000,000	21,713,064
			50,990,571
Honduras—0.1%
Republic of Honduras Sr. Unsec. International Bonds, 7.50%, 3/15/24[2]		5,000,000	5,367,000
Hungary—1.4%
Hungary Sr. Unsec. Bonds, 5.75%, 11/22/23		13,770,000	15,294,683
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	5,390,000,000	22,649,521
Series 23/A, 6.00%, 11/24/23	HUF	7,239,000,000	30,435,832
Series 25/B, 5.50%, 6/24/25	HUF	1,550,000,000	6,325,258
			74,705,294
India—4.6%
Republic of India Sr. Unsec. Bonds:
7.59%, 1/11/26	INR	3,360,000,000	52,709,672
8.40%, 7/28/24	INR	3,997,000,000	64,539,506
Republic of India Sr. Unsec. Nts., 8.27%, 6/9/20	INR	8,023,000,000	124,776,505
			242,025,683
Indonesia—3.7%
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[2]		4,560,000	4,594,428
4.55%, 3/29/26[2]		6,680,000	6,730,100
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[2]	EUR	2,755,000	2,975,803
3.75%, 6/14/28[2]	EUR	3,340,000	3,581,281
4.125%, 1/15/25[2]		3,450,000	3,427,016
5.875%, 3/13/20[2]		3,450,000	3,773,172
Republic of Indonesia Sr. Unsec. Nts., 3.70%, 1/8/22[2]		4,215,000	4,235,008

4        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	964,100,000,000	$73,489,359
Series FR56, 8.375%, 9/15/26	IDR	288,430,000,000	22,063,841
Series FR61, 7.00%, 5/15/22	IDR	429,691,000,000	31,005,941
Series FR73, 8.75%, 5/15/31	IDR	488,080,000,000	37,794,727
			193,670,676
Iraq—0.1%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[2]		3,445,000	2,871,080
Italy—1.2%
Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds:
1.25%, 12/1/26	EUR	10,000,000	9,987,764
2.80%, 3/1/67[2]	EUR	12,500,000	11,711,179
Republic of Italy (The) Buoni Poliennali Del Tesoro Unsec. Bonds, 2.70%, 3/1/47[2]	EUR	40,000,000	40,418,980
			62,117,923
Ivory Coast—0.7%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		38,179,350	35,462,851
Jamaica—0.2%
Commonwealth of Jamaica Sr. Unsec. Bonds:
7.875%, 7/28/45		5,000,000	5,441,850
8.00%, 3/15/39		2,340,000	2,610,387
			8,052,237
Kazakhstan—0.2%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[2]		13,205,000	12,641,094
Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds, 6.875%, 6/24/24[2]		7,615,000	7,226,193
Malaysia—1.1%
Federation of Malaysia Sr. Unsec. Nts.:
3.26%, 3/1/18	MYR	50,000,000	11,129,436
3.58%, 9/28/18	MYR	200,000,000	44,540,838
			55,670,274
Mexico—6.4%
United Mexican States Development Bonds, 4%, 6/13/19[3]	MXN	1,040,529,710	52,235,674
United Mexican States Sr. Unsec. Bonds:
Series M, 6.50%, 6/10/21	MXN	400,000,000	18,833,661
Series M20, 10.00%, 12/5/24	MXN	698,700,000	39,059,068
United Mexican States Sr. Unsec. Nts.:
Series M, 5.00%, 12/11/19	MXN	2,785,000,000	127,557,706
Series M10, 7.75%, 12/14/17	MXN	2,000,000,000	97,679,411
			335,365,520

5        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[2]		$7,130,000	$7,007,649
New Zealand—0.4%
Commonwealth of New Zealand Sr. Unsec. Bonds, Series
0437, 2.75%, 4/15/37	NZD	40,000,000	22,908,481
Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[2]		3,590,000	3,661,800
Peru—1.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	6,885,000	7,845,413
3.75%, 3/1/30	EUR	8,350,000	9,942,405
5.625%, 11/18/50		3,670,000	4,165,450
6.35%, 8/12/28[2]	PEN	112,140,000	32,967,523
7.84%, 8/12/20[2]	PEN	29,250,000	9,485,498
			64,406,289
Poland—1.2%
Republic of Poland Unsec. Bonds:
Series 0726, 2.50%, 7/25/26	PLN	90,900,000	19,764,073
Series 1017, 5.25%, 10/25/17	PLN	175,000,000	43,070,705
			62,834,778
Portugal—0.5%
Portuguese Republic Obrigacoes do Tesouro OT Bonds:
2.875%, 10/15/25[2]	EUR	18,000,000	18,023,658
4.10%, 4/15/37	EUR	10,000,000	10,163,546
			28,187,204
Romania—0.3%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[2]	EUR	5,960,000	6,560,864
3.875%, 10/29/35[2]	EUR	1,900,000	2,110,315
4.875%, 1/22/24[2]		6,895,000	7,317,939
			15,989,118
Russia—2.6%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000	2,112,397
Russian Federation Unsec. Nts., Series 6216, 6.70%, 5/15/19	RUB	8,543,000,000	135,640,753
			137,753,150
Senegal—0.1%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[2]		3,330,000	3,333,880
Serbia—0.4%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[2]		6,345,000	6,508,771

6        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Serbia (Continued)
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[2]		$12,495,000	$13,093,236
			19,602,007
Slovenia—0.1%
Republic of Slovenia Unsec. Bonds, Series RS74, 1.50%, 3/25/35[4]	EUR	7,000,000	7,090,004
South Africa—3.0%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	514,540,000	35,449,469
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	21,703,256
Series 2048, 8.75%, 2/28/48	ZAR	152,000,000	10,111,737
Series R186, 10.50%, 12/21/26	ZAR	1,112,200,000	89,320,582
			156,585,044
Spain—0.6%
Kingdom of Spain Sr. Unsec. Bonds, 2.90%, 10/31/46[2]	EUR	30,000,000	33,566,829
Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		6,875,000	6,778,894
6.25%, 10/4/20[2]		3,055,000	3,142,856
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[2]		9,030,000	9,306,381
			19,228,131
Turkey—0.7%
Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	28,925,000	7,926,052
8.50%, 7/10/19	TRY	45,000,000	12,248,717
8.80%, 11/14/18	TRY	44,165,000	12,218,662
9.00%, 3/8/17	TRY	6,615,000	1,881,680
			34,275,111
Ukraine—1.0%
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		51,710,000	52,151,603
United Kingdom—4.7%
United Kingdom Treasury Bonds:
2.75%, 9/7/24	GBP	97,000,000	135,536,667
3.25%, 1/22/44	GBP	71,340,000	113,685,956
			249,222,623
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		17,430,000	15,730,575

7        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Vietnam—0.1%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[2]		$6,815,000	$6,737,350
Total Foreign Government Obligations (Cost $2,927,577,535)			2,799,114,919
Corporate Bonds and Notes—33.2%
Consumer Discretionary—2.2%
Auto Components—0.3%
Adient Global Holdings Ltd., 3.50% Sr. Unsec. Nts., 8/15/24[2]	EUR	4,000,000	4,287,523
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,531,629
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,300,027
			14,119,179
Automobiles—0.3%
Daimler AG, 1.375% Sr. Unsec. Nts., 5/11/28	EUR	5,000,000	5,405,758
Volkswagen International Finance NV:
0.875% Sr. Unsec. Nts., 1/16/23	EUR	2,000,000	2,111,018
3.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,610,000	6,112,940
			13,629,716
Hotels, Restaurants & Leisure—0.0%
Accor SA, 2.375% Sr. Unsec. Nts., 9/17/23	EUR	2,600,000	2,970,842
Household Durables—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
4.125% Sr. Sec. Nts., 5/15/23	EUR	5,425,000	6,025,870
Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		5,505,000	5,478,835
Media—1.3%
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	2,600,000	2,867,642
7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	7,920,000	8,941,419
SES SA, 4.625% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	4,050,000	4,336,560
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	5,503,286
Time Warner Cable LLC, 5.25% Sr. Sec. Nts., 7/15/42	GBP	2,000,000	2,860,629
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,400,000	9,661,274
Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000	3,273,470
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	4,673,353
Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000	8,497,398
6.00% Sr. Sec. Nts., 4/15/21	GBP	5,265,455	6,784,402
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000	1,987,200
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	8,430,413
			67,817,046

8        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 3.625% Sr. Unsec. Nts., 7/15/24[2]	EUR	4,000,000	$4,458,507
Consumer Staples—0.0%
Food Products—0.0%
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		3,610,000	3,492,675
Energy—5.2%
Energy Equipment & Services—0.6%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		11,693,000	10,816,949
6.45% Sr. Unsec. Nts., 5/30/44[2]		17,700,000	17,988,085

			28,805,034
Oil, Gas & Consumable Fuels—4.6%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,013,806
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[2]		8,435,000	8,796,414
Compania General de Combustibles SA, 9.50% Sr. Unsec. Nts., 11/7/21[2]		2,705,000	2,734,755
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	14,113,226
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		10,800,000	11,851,747
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		4,000,000	3,942,124
6.375% Sr. Unsec. Nts., 4/9/21[2]		12,690,000	13,805,832
7.00% Sr. Unsec. Nts., 5/5/20[2]		7,925,000	8,727,644
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,811,096
ONGC Videsh Vankorneft Pte Ltd., 3.75% Sr. Unsec. Nts., 7/27/26		5,000,000	4,761,700
Origin Energy Finance Ltd., 7.875% Sub. Nts., 6/16/71[1]	EUR	9,900,000	11,141,634
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		20,555,000	18,010,291
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	7,844,000
5.75% Sr. Unsec. Nts., 1/20/20		6,690,000	6,790,350
8.375% Sr. Unsec. Nts., 5/23/21		29,380,000	31,730,400
8.75% Sr. Unsec. Nts., 5/23/26		9,975,000	10,785,469
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,062,302
4.625% Sr. Unsec. Nts., 9/21/23[2]		15,350,000	14,970,855
5.375% Sr. Unsec. Nts., 3/13/22[2]		2,985,000	3,060,312
5.50% Sr. Unsec. Nts., 6/27/44		13,560,000	11,352,432
6.375% Sr. Unsec. Nts., 2/4/21[2]		6,635,000	7,082,862
6.50% Sr. Unsec. Nts., 3/13/27[2]		6,030,000	6,227,482
6.875% Sr. Unsec. Nts., 8/4/26[2]		3,215,000	3,399,862
TOTAL SA:
3.369% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	8,000,000	8,087,729
3.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,070,000	6,754,584
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[2]		2,720,000	2,678,928
YPF Sociedad Anonima, 26.333% Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	9,160,000

9        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		$800,000	$782,000

			244,479,836
Financials—17.6%
Capital Markets—1.7%
ContourGlobal Power Holdings SA, 5.125% Sec. Nts., 6/15/21[2]	EUR	1,160,000	1,285,248
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,5]		15,000,000	15,748,875
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23		10,000,000	9,992,250
Deutsche Bank AG, 4.10% Sr. Unsec. Nts., 1/13/26		10,000,000	9,852,750
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[2]		6,090,000	5,831,419
Seven & Seven Ltd., 2.235% Sr. Unsec. Nts., 9/11/19[1,2]		3,000,000	2,979,015
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,208,758
UBS Group AG:
6.875% Jr. Sub. Perpetual Bonds[1,5]		4,595,000	4,685,057
7.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	8,407,280
7.125% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	5,150,500
7.125% Jr. Sub. Perpetual Bonds[1,4,5]		11,000,000	11,380,237

			90,521,389
Commercial Banks—12.6%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]		8,705,000	8,840,441
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,020,515
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1]	EUR	16,000,000	17,093,503
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6]		612,810	—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[2]		1,100,000	1,164,966
Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	17,000,000	17,113,931
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,800,000	12,945,607
8.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	17,800,000	20,235,113
Banco Hipotecario SA:
9.75% Sr. Unsec. Nts., 11/30/20[2]		1,335,000	1,425,112
24.729% Sr. Unsec. Nts., 1/12/20[1,2]	ARS	75,979,000	4,836,072
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]		1,610,000	1,529,500
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	9,325,800
Bank of China Ltd., 5% Sub. Nts., 11/13/24[2]		25,000,000	25,970,775
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	4,090,000	4,439,829
10.00% Sub. Nts., 2/12/20	EUR	7,000,000	9,066,190
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	13,225,231
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	13,224,907
Barclays plc:
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	15,000,000	15,286,594
7.875% Jr. Sub. Perpetual Bonds[1,4,5]		3,000,000	3,041,550
7.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	5,000,000	6,171,372
8.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	11,575,000	12,893,338
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,5]		6,000,000	6,345,600

10        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Commercial Banks (Continued)

BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	7,400,000	$8,076,867
4.50% Sub. Nts., 3/15/25[2]		5,000,000	4,873,570
4.875% Sub. Nts., 4/1/26[2]		4,455,000	4,453,998

Commonwealth Bank of Australia, 4.50% Sub. Nts., 12/9/25[2]		5,000,000	5,122,005

Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,760,435

Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,090,000	5,426,303

Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,5]	EUR	10,000,000	10,401,498

Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,5]		4,405,000	4,652,693
8.375% Jr. Sub. Perpetual Bonds[1,2,5]		25,000,000	27,550,500

Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,225,000	7,690,562

DNB Bank ASA, 6.50% Jr. Sub. Perpetual Bonds[1,5]		2,500,000	2,554,950

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,084,521

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,685,238
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,087,523
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,660,000	3,572,892

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		700,000	692,300

HBOS plc, 4.50% Sub. Nts., 3/18/30[1]	EUR	13,000,000	15,115,022

HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub.
Perpetual Bonds[1,5]	GBP	3,100,000	4,365,689
HSBC Holdings plc, 6.875% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	5,287,500

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		20,001,000	20,150,267

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]		3,000,000	3,012,099

ING Groep NV:
6.50% Jr. Sub. Perpetual Bonds[1,5]		15,000,000	14,503,125
6.875% Jr. Sub. Perpetual Bonds[1,4,5]		8,000,000	8,038,672

Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		7,150,000	6,610,625
5.71% Sub. Nts., 1/15/26[2]		10,000,000	9,547,230
7.70% Jr. Sub. Perpetual Bonds[1,2,5]		19,000,000	17,931,250

KBC Group NV, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	4,220,000	4,486,427

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts.,
12/26/24[1]		3,310,000	3,435,446

Lloyds Bank plc, 13% Jr. Sub. Perpetual Bonds[1,5]	GBP	5,000,000	10,869,250

Lloyds Banking Group plc:
4.65% Sub. Nts., 3/24/26		15,000,000	15,201,000
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	13,000,000	16,295,354
7.625% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,000,000	10,351,322

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,201,269

NN Group NV, 4.625% Sub. Nts., 4/8/44[1]	EUR	17,945,000	19,835,390

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual
Bonds[1,2,5]	GBP	8,355,000	10,793,929

Royal Bank of Scotland Group plc:
2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	9,656,525
4.80% Sr. Unsec. Nts., 4/5/26		12,000,000	12,019,536
7.64% Jr. Sub. Perpetual Bonds[1,5]		3,715,000	3,464,237

11        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Royal Bank of Scotland plc (The), 13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	$22,132,997

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[2]		6,870,000	6,746,003

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000	10,533,875

Societe Generale SA:
1.375% Sub. Perpetual Bonds[1,5]		5,000,000	3,175,000
4.25% Sub. Nts., 4/14/25[2]		5,000,000	4,852,745
4.25% Sub. Nts., 8/19/26[2]		12,000,000	11,596,560
6.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	7,209,912
7.375% Jr. Sub. Perpetual Bonds[1,2,5]		10,000,000	10,008,200
8.00% Jr. Sub. Perpetual Bonds[1,2,5]		9,250,000	9,277,750

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,322,447

Standard Chartered Bank, 5.375% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,000,000	4,942,185

Standard Chartered plc:
4.30% Sub. Nts., 2/19/27[2]		7,000,000	6,670,286
6.409% Jr. Sub. Perpetual Bonds[1,5]		13,200,000	10,334,980
6.50% Jr. Sub. Perpetual Bonds[1,2,5]		5,300,000	4,863,942

Sumitomo Mitsui Financial Group, Inc., 2.632% Sr. Unsec. Nts., 7/14/26		3,000,000	2,787,027

TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[2]		1,535,000	1,472,218

Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[2]		3,185,000	2,987,132

Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[2]		1,835,000	1,761,857

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		2,330,000	2,250,780

UniCredit SpA, 6.95% Sub. Nts., 10/31/22	EUR	5,000,000	6,056,074

			663,034,935

Diversified Financial Services—0.8%

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	20,000,000	19,715,966

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7]	MXN	34,101,099	166,149

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	11,789,181

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,676,226

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,859,636

			38,207,158

Insurance—2.2%

Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	11,663,446

Assicurazioni Generali SpA:
6.269% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,350,000	5,243,562
7.75% Sub. Nts., 12/12/42[1]	EUR	3,400,000	4,271,631
10.125% Sub. Nts., 7/10/42[1]	EUR	7,000,000	9,608,338

Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,560,000	8,376,816

AXA SA:
3.375% Sub. Nts., 7/6/47[1]	EUR	5,000,000	5,361,957
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	5,864,813
8.60% Sub. Nts., 12/15/30		7,325,000	10,090,187

Bank of Ireland, 7.375% Jr. Sub. Perpetual Bonds[1,5]	EUR	9,000,000	9,678,059

12        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Insurance (Continued)

Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% Sub. Nts., 9/11/44[1]		$20,000,000	$19,611,980

Cloverie plc per Zurich Insurance Co. Ltd., 4.75% Sub. Perpetual Bonds[4,5]		4,600,000	4,193,204

Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% Sub. Nts., 10/1/46[1]	EUR	4,000,000	4,362,565

Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,061,710

Prudential plc:
4.375% Sub. Perpetual Bonds[4,5]		6,000,000	5,512,350
5.70% Sub. Nts., 12/19/63[1]	GBP	5,000,000	6,280,002

			115,180,620

Real Estate Investment Trusts (REITs)—0.1%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,6]	MXN	27,602,566	—

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,855,000	6,597,938

			6,597,938

Real Estate Management & Development—0.0%

O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[2]		1,225,000	1,192,145

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,738,887
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	4,993,123
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,911,095

			10,643,105

Health Care—0.4%

Biotechnology—0.1%

Deutsche Bank AG, 6% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,000,000	4,633,281

Health Care Providers & Services—0.2%
HomeVi SAS, 6.875% Sr. Sec. Nts., 8/15/21[2]	EUR	2,500,000	2,821,247

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,098,057

			8,919,304

Pharmaceuticals—0.1%

Aegon NV, 1.506% Sub. Perpetual Bonds[1,5]	EUR	3,176,462	1,950,522

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	4,515,000	4,921,982

			6,872,504

Industrials—0.7%

Construction & Engineering—0.3%

Fideicomiso PA Costera, 6.25% Sec. Nts., 1/15/34[2,3]	COP	10,107,644,400	3,274,378

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,335,000	3,543,438

IHS Netherlands Holdco BV, 9.50% Sr. Unsec. Nts., 10/27/21[2]		3,050,000	3,129,672

13        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Construction & Engineering (Continued)

Sinopec Group Overseas Development 2016 Ltd., 2% Sr.
Unsec. Nts., 9/29/21[2]		$7,335,000	$7,004,375

			16,951,863

Machinery—0.1%

IHO Verwaltungs GmbH:
2.75% Sr. Sec. Nts., 9/15/21[2,8]	EUR	4,000,000	4,352,901
3.25% Sr. Sec. Nts., 9/15/23[2,8]	EUR	2,000,000	2,176,935

			6,529,836

Trading Companies & Distributors—0.0%

Eldorado International Finance GmbH, 8.625% Sr. Unsec.
Nts., 6/16/21[2]		2,070,000	1,790,550

Transportation Infrastructure—0.3%

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[7]		6,675,000	6,950,344

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	5,478,042

			12,428,386

Materials—2.7%

Chemicals—0.9%

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,500,000	8,420,168

Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,066,202
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,319,777

INEOS Group Holdings SA, 5.375% Sr. Unsec. Nts., 8/1/24[2]	EUR	6,000,000	6,379,495

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,698,313

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,378,382
4.625% Sr. Unsec. Nts., 7/15/24		8,130,000	8,363,534

UPL Corp. Ltd., 3.25% Sr. Unsec. Nts., 10/13/21[2]		3,055,000	2,975,032

			44,600,903

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000	758,850
5.70% Sr. Sec. Nts., 1/11/25[2]		4,610,000	4,656,100

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec.
Nts., 6/8/25[1,2]		10,745,000	10,342,062

St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,750,000	2,650,313

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts.,
10/30/21[2]		1,870,000	1,940,125

			20,347,450

Containers & Packaging—0.3%

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		7,975,000	7,596,187

14        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Containers & Packaging (Continued)

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		$8,535,000	$8,812,388

			16,408,575

Metals & Mining—1.0%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		15,355,000	15,069,243

ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	5,462,782

Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[2]	EUR	1,000,000	1,108,579

Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[4]		3,005,000	3,143,981

Glencore Finance Canada Ltd., 2.70% Sr. Unsec. Nts., 10/25/17[2]		2,810,000	2,832,061

Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	4,983,304

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,315,923

Polyus Gold International Ltd., 4.699% Sr. Unsec. Nts., 3/28/22[2]		2,680,000	2,646,500

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,655,000	5,568,739

Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26		11,155,000	11,629,088

			53,760,200

Paper & Forest Products—0.1%

Stora Enso OYJ, 2.125% Sr. Unsec. Nts., 6/16/23[4]	EUR	1,000,000	1,069,440

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,355,000	6,140,519

			7,209,959

Telecommunication Services—2.5%

Diversified Telecommunication Services—1.9%

British Telecommunications plc, 1.75% Sr. Unsec. Nts., 3/10/26	EUR	5,000,000	5,457,274

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,010,783

SFR Group SA, 5.625% Sr. Sec. Nts., 5/15/24	EUR	9,715,000	10,818,220

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	13,640,013

Telecom Italia SpA:
3.625% Sr. Unsec. Nts., 1/19/24	EUR	5,140,000	5,773,316
7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	6,491,032

Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	17,762,208

Telefonica Europe BV:
3.75% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	16,300,000	16,814,465
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	11,240,007

			98,007,318

Wireless Telecommunication Services—0.6%

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	6,696,638

Telefonica Europe BV, 5.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	2,000,000	2,218,127

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	11,595,000	12,808,549

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,086,068

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	8,545,000	9,186,530

			32,995,912

15        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Utilities—1.9%

Electric Utilities—1.1%

EDP-Energias de Portugal SA, 5.375% Sub. Nts., 9/16/75[1]	EUR	8,000,000	$8,815,952

Electricite de France SA:
4.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,500,000	13,458,525
5.25% Jr. Sub. Perpetual Bonds[1,2,5]		10,785,000	10,178,344
5.625% Jr. Sub. Perpetual Bonds[1,2,5]		2,915,000	2,772,894

Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26		2,440,000	2,333,274

Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000	11,253,441
8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,700,000

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	1,956,783

			56,469,213

Independent Power and Renewable Electricity Producers—0.6%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[2]		4,800,000	4,970,256

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	4,700,000	5,935,320

Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]		13,985,000	13,643,361

Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,163,467

Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[2]		3,045,000	2,972,194

			32,684,598

Multi-Utilities—0.2%

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,870,000	12,216,903

Total Corporate Bonds and Notes (Cost $1,840,377,383)			1,749,481,585
		Shares

Common Stock—0.0%

JP Morgan International, GDR[2,9] (Cost $0)		868,851	—

		Principal Amount

Structured Securities—0.3%

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,10]		$2,808,177	1,462,447
3.054%, 4/30/25[2,10]		3,578,049	1,863,383
3.098%, 4/30/25[1,2]		3,089,072	1,608,733
3.131%, 4/30/25[2,10]		2,761,241	1,438,004
3.179%, 4/30/25[2,10]		3,437,970	1,790,432
3.231%, 4/30/25[2,10]		3,923,920	2,043,506
3.265%, 4/30/25[2,10]		3,134,753	1,632,522
3.346%, 4/30/25[2,10]		2,946,535	1,534,501

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[6,10]		11,734	—

Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	154,371,131	1,110,338

Total Structured Securities (Cost $25,709,388)			14,483,866

Short-Term Notes—3.2%

Letras del Banco Central de la Republica Argentina:
27.473%, 1/25/17[10]	ARS	115,000,000	7,125,296

16         OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Short-Term Notes (Continued)

Letras del Banco Central de la Republica Argentina: (Continued)
28.90%, 1/18/17[10]	ARS	150,000,000	$9,336,366
29.293%, 1/11/17[10]	ARS	50,000,000	3,125,482

United States Treasury Bills, 0.409%, 3/16/17[10,11,12]		150,000,000	149,851,500

Total Short-Term Notes (Cost $171,740,694)			169,438,644

	Counter- party		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.4%

BRL Currency Call[9]	GSCO-OT	BRL	3.370	3/10/17	BRL	168,500,000	1,811,712

CAD Currency Put[9]	TDB	CAD	1.345	3/1/17	CAD	100,875,000	1,104,783

CLP Currency Put[9]	GSCO-OT	CLP	697.000	9/13/17	CLP	69,700,000,000	2,160,700

COP Currency Put[9]	GSCO-OT	COP	3050.000	9/12/17	COP	228,750,000,000	4,803,750

COP Currency Put[9]	JPM	COP	3100.000	9/13/17	COP	155,000,000,000	2,790,000

EUR Currency Put[9]	CITNA-B	PLN	4.330	2/1/17	EUR	100,000,000	149,210

EUR Currency Put[9]	CITNA-B	USD	1.022	3/2/17	EUR	100,000,000	655,800

EUR Currency Call[9]	BOA	USD	1.090	1/19/17	EUR	150,000,000	175,500

EUR Currency Put[9]	GSCO-OT	USD	1.040	1/11/17	EUR	200,000,000	664,800

INR Currency Call[9]	JPM	INR	67.500	3/6/17	INR	6,750,000,000	324,000

INR Currency Call[9]	BOA	INR	67.000	9/13/17	INR	3,350,000,000	271,350

INR Currency Call[9]	CITNA-B	INR	67.500	2/1/17	INR	6,750,000,000	175,500

INR Currency Put[9]	BOA	INR	70.000	9/13/17	INR	3,500,000,000	1,288,000

MXN Currency Call[9]	GSCO-OT	MXN	17.500	2/2/17	MXN	1,750,000,000	—

MXN Currency Call[9]	BOA	MXN	17.500	2/2/17	MXN	3,500,000,000	—

17        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

MXN Currency Call[9]	BOA	MXN	17.500	2/2/17	MXN	2,625,000,000	$—

PHP Currency Call[9]	GSCO-OT	PHP	47.800	2/6/17	PHP	3,585,000,000	10,755

ZAR Currency Put[9]	JPM	ZAR	16.500	9/15/17	ZAR	1,650,000,000	2,483,250

Total Over-the-Counter Options Purchased (Cost $35,029,694)							18,869,110

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Credit Default Swaption Purchased—0.0%

Credit Default Swap maturing
1/18/17 Call[9] (Cost $230,000)	JPM	Buy	CDX. NA.HY.27	5.00%	1/18/17USD	100,000	—

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.3%

Interest Rate Swap maturing 2/14/27 Call[9]	BOA	Receive	Six-Month EUR EURIBOR	0.704	2/10/17EUR	134,000	988,506
Interest Rate Swap maturing 2/14/47 Call[9]	BAC	Receive	Six-Month EUR EURIBOR	1.200	2/10/17EUR	50,000	1,682,227
Interest Rate Swap maturing 2/16/20 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	1.765	2/14/17USD	1,500,000	2,973,075
Interest Rate Swap maturing 2/21/20 Call[9]	JPM	Receive	Three- Month USD BBA LIBOR	1.750	2/17/17USD	300,000	691,980
Interest Rate Swap maturing 2/27/20 Call[9]	JPM	Receive	Three- Month USD BBA LIBOR	1.610	2/23/17USD	650,000	3,198,442
Interest Rate Swap maturing 3/13/47 Call[9]	BOA	Receive	Six-Month EUR EURIBOR	1.395	3/9/17EUR	100,000	2,204,610

18        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 3/3/27 Call[9]	BOA	Receive	Six-Month EUR EURIBOR	0.816%	3/1/17EUR	225,000	$1,329,977
Interest Rate Swap maturing 3/8/27 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	0.800	3/6/17EUR	300,000	2,065,208
Interest Rate Swap maturing 5/30/33 Put[9]	BAC	Pay	Six-Month GBP BBA LIBOR	3.990	5/30/23GBP	40,415	475,746

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $23,992,952)							15,609,771

	Shares

Investment Company—2.8%

Oppenheimer Institutional Government Money Market Fund, Cl. E,
0.43%[13,14] (Cost $148,333,700)	148,333,700	148,333,700

Total Investments, at Value (Cost $5,443,308,918)	97.8%	5,145,595,666

Net Other Assets (Liabilities)	2.2	117,321,583

Net Assets	100.0%	$5,262,917,249

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933,

as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,021,422,432 or 19.41% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $7,116,493, which represents 0.14% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16	$6,675,000	$6,950,344	$275,344
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,121,355	166,149	(2,955,206)

		$9,796,355	$7,116,493	$(2,679,862)

8. Interest or dividend is paid-in-kind, when applicable.

19         OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. Non-income producing security.

10. Zero coupon bond reflects effective yield on the original acquisition date.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,982,081. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $125,434,697. See Note 6 of the accompanying Consolidated Notes.

13. Rate shown is the 7-day yield at period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares December 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. E	302,535,418	648,033,162	802,234,880	148,333,700

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$143,333,700	$290,837

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$643,503,375	12.5%
Brazil	547,678,627	10.6
Mexico	400,700,665	7.8
India	357,983,203	7.0
United States	343,197,960	6.7
France	257,035,399	5.0
Indonesia	236,119,071	4.6
Spain	184,591,814	3.6
Italy	178,088,724	3.5
Russia	176,706,302	3.4
South Africa	159,068,294	3.1
Argentina	137,188,629	2.7
Netherlands	128,552,382	2.5
Germany	102,984,777	2.0
Switzerland	96,563,821	1.9
Ireland	89,371,601	1.7
Peru	87,986,992	1.7
Australia	75,209,513	1.5
Hungary	74,705,294	1.5
Poland	62,834,778	1.2
Malaysia	55,670,274	1.1

20        OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Ukraine	$52,151,603	1.0%
Greece	50,990,571	1.0
China	47,250,399	0.9
Luxembourg	46,658,015	0.9
Turkey	45,767,613	0.9
Kazakhstan	39,898,693	0.8
Colombia	37,374,754	0.7
Portugal	37,003,156	0.7
Ivory Coast	35,462,851	0.7
Cyprus	33,033,685	0.6
Sri Lanka	31,017,313	0.6
New Zealand	22,908,481	0.4
Dominican Republic	22,734,856	0.4
Serbia	19,602,006	0.4
Croatia	16,635,587	0.3
Romania	15,989,118	0.3
Uruguay	15,730,575	0.3
Austria	12,808,549	0.2
Jersey, Channel Islands	11,376,017	0.2
Panama	10,523,236	0.2
Guernsey	9,992,250	0.2
Belgium	9,989,713	0.2
Eurozone	9,915,838	0.2
Jamaica	8,052,237	0.2
Denmark	7,690,562	0.1
Kenya	7,226,193	0.1
Slovenia	7,090,004	0.1
Namibia	7,007,649	0.1
Vietnam	6,737,350	0.1
Chile	6,481,174	0.1
Morocco	6,098,057	0.1
Kuwait	5,831,419	0.1
United Arab Emirates	5,478,042	0.1
Honduras	5,367,000	0.1
Costa Rica	4,737,823	0.1
Supranational	4,084,521	0.1
Paraguay	3,661,800	0.1
Thailand	3,435,446	0.1
Senegal	3,333,879	0.1
Nigeria	3,129,672	0.1
South Korea	2,979,015	0.1
Trinidad	2,972,194	0.1
Iraq	2,871,080	0.1
Japan	2,787,027	0.1
Norway	2,554,950	0.1
Ghana	2,311,270	0.0
Canada	1,104,783	0.0
Finland	1,069,440	0.0
Gabon	935,950	0.0

21        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Philippines	$10,755	0.0%

Total	$5,145,595,666	100.0%

Forward Currency Exchange Contracts as of December 31, 2016
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2017	CNH	200,280	USD	29,924	$—	$1,601,931
BAC	03/2017	EUR	106,675	USD	115,476	—	2,782,555
BAC	03/2017	USD	5,785	EUR	5,410	69,767	—
BAC	03/2017	USD	25,601	JPY	2,799,000	1,567,658	—
BAC	03/2017	USD	92,547	SEK	844,000	—	483,145
BOA	01/2017	AUD	19,305	USD	14,734	—	807,756
BOA	02/2017	CNH	736,824	USD	109,570	—	5,158,616
BOA	03/2017	EUR	126,795	USD	138,695	45,356	4,791,464
BOA	03/2017	JPY	10,274,000	USD	95,695	—	7,476,849
BOA	03/2017	KRW	66,444,000	USD	58,417	—	3,392,526
BOA	03/2017	SEK	702,870	USD	78,178	—	703,345
BOA	01/2017	USD	30,494	AUD	40,395	1,353,266	—
BOA	02/2017 - 10/2017	USD	92,483	CNH	652,438	1,714,074	—
BOA	03/2017	USD	67,691	EUR	63,345	772,131	—
BOA	02/2017	USD	139,583	IDR		1,364,314	—
BOA	01/2017	USD	180,651	INR	12,254,000	960,391	555,493
BOA	03/2017	USD	115,161	JPY	12,880,000	4,566,562	—
BOA	01/2017	USD	57,000	MYR	251,940	858,745	—
BOA	02/2017	USD	13,355	PHP	670,000	—	83,217
BOA	03/2017	USD	76,774	SEK	700,255	—	412,224
CITNA-B	01/2017	BRL	567,248	USD	160,000	13,593,338	—
CITNA-B	10/2017	CNH	211,000	USD	29,506	—	572,666
CITNA-B	03/2017	EUR	15,735	USD	16,624	85,753	86,933
CITNA-B	03/2017	GBP	7,940	USD	9,893	—	90,363
CITNA-B	03/2017	JPY	12,666,000	USD	121,158	—	12,406,145
CITNA-B	01/2017 - 03/2017	USD	99,093	BRL	332,200	—	2,161,123
CITNA-B	02/2017	USD	37,000	CNH	250,386	1,518,925	—
CITNA-B	03/2017	USD	47,598	EUR	44,405	687,753	—
CITNA-B	03/2017	USD	50	GBP	40	359	—
CITNA-B	02/2017 - 03/2017	USD	189,149	JPY	20,593,952	12,395,865	—
CITNA-B	03/2017	USD	58,784	KRW	66,444,000	3,759,476	—
CITNA-B	03/2017	USD	19,713	MXN	406,800	274,945	—
CITNA-B	03/2017	USD	26,992	NZD	36,845	1,450,223	—
CITNA-B	03/2017	USD	113,184	PLN	467,180	1,682,470	—
DEU	03/2017	EUR	3,935	USD	4,200	—	43,123
DEU	03/2017	GBP	26,535	USD	33,714	—	954,631
DEU	03/2017	JPY	28,984,000	USD	277,477	—	28,604,586
DEU	03/2017	SEK	841,385	USD	99,875	—	7,132,832
DEU	01/2017	USD	43,902	TRY	144,870	2,937,272	—
DEU	03/2017	USD	74,674	ZAR	1,102,865	—	4,559,877
GSCO-OT	01/2017	BRL	522,300	USD	148,619	11,856,315	—
GSCO-OT	02/2017 - 10/2017	CNH	263,000	USD	37,516	—	1,048,342
GSCO-OT	01/2017	COP	74,387,500	USD	25,000	—	225,314

22        OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	03/2017	JPY	3,445,000	USD	31,995	$—	$2,414,383
GSCO-OT	02/2017	KRW	27,317,250	USD	24,705	—	2,080,745
GSCO-OT	02/2017	MXN	206,570	USD	9,902	1,638	—
GSCO-OT	01/2017 - 02/2017	USD	166,440	BRL	604,670	—	19,116,928
GSCO-OT	02/2017	USD	71,068	CNH	490,280	1,651,127	—
GSCO-OT	01/2017	USD	24,856	COP	74,387,500	81,631	—
GSCO-OT	03/2017	USD	30,152	EUR	28,400	149,346	—
GSCO-OT	02/2017	USD	63,468	JPY	7,285,000	991,985	—
GSCO-OT	02/2017	USD	22,500	KRW	27,317,250	—	123,981
HSBC	03/2017	EUR	59,900	USD	67,406	—	4,126,496
HSBC	03/2017	GBP	2,040	USD	2,528	—	9,217
HSBC	03/2017	JPY	25,294,310	USD	241,961	—	24,779,862
HSBC	02/2017	MXN	49,165	USD	2,417	—	59,539
HSBC	03/2017	PLN	467,180	USD	114,944	—	3,442,448
HSBC	03/2017	USD	44,361	EUR	40,580	1,491,164	—
HSBC	03/2017	USD	85,900	GBP	68,840	910,842	—
HSBC	03/2017	USD	71,930	PLN	279,120	5,312,344	—
HSBC	03/2017	USD	74,699	ZAR	1,102,865	—	4,535,473
JPM	01/2017 - 02/2017	BRL	617,040	USD	184,379	4,724,106	—
JPM	01/2017	COP	29,737,000	USD	9,896	—	1,463
JPM	03/2017	DKK	203,610	USD	30,350	—	1,407,091
JPM	03/2017	EUR	69,015	USD	76,106	—	3,196,636
JPM	03/2017	JPY	2,330,000	USD	21,683	—	1,676,246
JPM	06/2018	KRW	134,400,000	USD	128,000	—	16,259,693
JPM	02/2017	MXN	2,061,500	USD	100,912	—	2,079,688
JPM	01/2017	RUB	4,002,500	USD	66,415	—	1,250,826
JPM	01/2017 - 03/2017	USD	198,640	BRL	673,750	—	7,295,724
JPM	10/2017	USD	2,515	CNH	18,000	46,391	—
JPM	03/2017	USD	98,242	EUR	89,815	3,359,627	—
JPM	03/2017	USD	57,361	HUF	16,971,000	—	512,823
JPM	02/2017	USD	23,074	IDR	312,000,000	103,818	—
JPM	02/2017	USD	82,959	INR	5,737,000	—	1,230,362
JPM	03/2017	USD	23,977	JPY	2,650,000	1,222,971	—
JPM	06/2018	USD	111,767	KRW	134,400,000	26,845	—
JPM	02/2017	USD	252,897	MXN	5,291,935	1,252,049	2,060,337
JPM	01/2017 - 03/2017	USD	205,883	RUB	13,230,600	1,382,843	9,379,107
RBS	03/2017	EUR	30,000	USD	32,017	—	324,049
TDB	01/2017 - 02/2017	BRL	546,890	USD	165,107	2,817,590	—
TDB	03/2017	EUR	946,100	USD	1,046,994	—	47,514,208
TDB	03/2017	GBP	8,455	USD	10,609	—	170,737
TDB	03/2017	USD	79,225	AUD	103,190	4,887,576	—
TDB	01/2017 - 03/2017	USD	434,914	BRL	1,567,870	—	42,968,941
TDB	03/2017	USD	1,344,130	EUR	1,212,400	63,324,679	—
TDB	03/2017	USD	469,655	GBP	377,100	4,100,128	—
TDB	03/2017	USD	197,546	MXN	3,693,100	21,081,588	—

Total Unrealized Appreciation and Depreciation						$182,435,246	$284,152,059

23        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of December 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Australian Tresaury Bonds, 10 yr.	SFE	Sell	3/15/17	391	$36,044,492	$(134,469)
Australian Tresaury Bonds, 10 yr.	SFE	Buy	3/15/17	780	71,904,613	267,574
Euro-BUND	EUX	Buy	3/8/17	174	30,065,894	420,884

						$553,989

Over-the-Counter Options Written at December 31, 2016
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Call	JPM	JPY	83.000	2/17/17	AUD	(200,000,000)	$2,353,680	$(3,852,525)
BRL Currency Put	GSOC-OT	BRL	3.650	3/10/17	BRL	(182,500,000)	702,350	(278,313)
BRL Currency Call	GSOC-OT	BRL	3.250	3/10/17	BRL	(162,500,000)	528,100	(869,700)
CAD Currency Put	TDB CAD	CAD	1.365	3/1/17	CAD	(102,375,000)	720,000	(683,967)
CLP Currency Put	GSOC-OT	CLP	677.500	2/28/17	CLP	(33,875,000,000)	1,142,504	(609,750)
COP Currency Put	GSOC-OT	COP	3075.000	1/4/17	COP	(230,625,000,000)	1,800,000	—
COP Currency Put	JPM	COP	3006.000	1/12/17	COP	(150,300,000,000)	929,259	(601,200)
EUR Currency Put	CITNA-B	PLN	4.240	2/1/17	EUR	(100,000,000)	395,980	(10,526)
IDR Currency Put	SCB	IDR	14100.000	6/22/17	IDR	(705,000,000,000)	2,193,000	(1,410,000)
INR Currency Call	BOA	INR	67.630	1/5/17	INR	(6,763,000,000)	590,000	(54,104)
INR Currency Put	BOA	INR	67.630	1/5/17	INR	(6,763,000,000)	590,000	(622,196)
INR Currency Call	JPM	INR	66.000	3/6/17	INR	(6,600,000,000)	632,500	(46,200)
INR Currency Put	JPM	INR	70.500	3/6/17	INR	(7,050,000,000)	707,390	(324,300)
JPY Currency Put	BOA	JPY	117.000	2/23/17	JPY	(5,850,000,000)	667,500	(889,200)
JPY Currency Put	CITNA-B	JPY	116.000	2/15/17	JPY	(4,640,000,000)	663,007	(839,840)
JPY Currency Put	GSOC-OT	JPY	116.000	2/15/17	JPY	(4,640,000,000)	647,320	(839,840)
RUB Currency Call	BOA	RUB	61.500	1/20/17	RUB	(4,612,500,000)	1,188,750	(1,060,875)
RUB Currency Put	GSOC-OT	RUB	69.150	3/22/17	RUB	(5,186,250,000)	2,062,500	(451,204)
ZAR Currency Call	GSOC-OT	ZAR	13.500	4/11/17	ZAR	(1,350,000,000)	1,597,500	(2,158,650)
ZAR Currency Put	GSOC-OT	ZAR	15.000	2/28/17	ZAR	(375,000,000)	529,500	(214,125)
ZAR Currency Put	JPM	ZAR	14.900	3/9/17	ZAR	(1,490,000,000)	1,540,000	(1,169,650)

Total Over-the-Counter Options Written							$22,180,840	$(16,986,165)

Centrally Cleared Credit Default Swaps at December 31, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Argentine Republic	Buy	5.000%	12/20/21	USD	6,000	$158,821	$(221,919)
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(405,667)	371,748
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(423,333)	371,748
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(457,534)	371,748
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(458,134)	371,748
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(461,133)	371,748
CDX.EM.26	Buy	1.000	12/20/21	USD	6,000	(452,467)	371,748
Federative Republic of Brazil	Buy	1.000	12/20/17	USD	100,000	195,325	(235,287)
Federative Republic of Brazil	Sell	1.000	3/20/17	USD	150,000	(142,780)	163,076

24        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps (Continued)

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Federative Republic of Brazil	Sell	1.000%	3/20/17	USD	30,000	$ (28,556)	$32,615
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR	15,000	(548,711)	274,462
iTraxx Europe Crossover Series 26 Version 1	Buy	5.000	12/20/21	EUR	125,000	10,491,044	(11,855,005)
iTraxx Europe Crossover Series 26 Version 1	Buy	5.000	12/20/21	EUR	40,000	3,580,167	(3,793,602)
iTraxx Europe Crossover Series 26 Version 1	Buy	5.000	12/20/21	EUR	85,000	7,512,922	(8,061,404)
Malaysia	Buy	1.000	12/20/21	USD	16,500	(306,047)	268,103
People’s Republic of China	Buy	1.000	12/20/21	USD	33,000	(294,765)	251,570
Republic of Colombia	Buy	1.000	12/20/21	USD	6,000	(194,048)	168,616
Republic of Colombia	Buy	1.000	12/20/21	USD	12,000	(367,637)	337,233
Republic of Indonesia	Buy	1.000	12/20/21	USD	12,000	(447,875)	298,630
Republic of Indonesia	Buy	1.000	12/20/21	USD	6,000	(176,903)	149,315
Republic of Indonesia	Buy	1.000	12/20/21	USD	16,500	(503,390)	410,617
Republic of Indonesia	Buy	1.000	12/20/21	USD	6,700	(204,407)	166,735
Republic of Indonesia	Buy	1.000	12/20/21	USD	9,900	(297,527)	246,370
Republic of Indonesia	Buy	1.000	12/20/21	USD	16,500	(510,894)	410,617
Republic of Italy	Sell	1.000	12/20/21	USD	16,000	585,507	(453,602)
Republic of Korea	Buy	1.000	12/20/21	USD	16,500	378,277	(440,243)
Republic of Korea	Buy	1.000	12/20/21	USD	6,700	168,704	(178,765)
Republic of Korea	Buy	1.000	12/20/21	USD	9,900	251,763	(264,146)
Republic of Korea	Buy	1.000	12/20/21	USD	16,500	378,277	(440,243)
Republic of Turkey	Buy	1.000	12/20/21	USD	6,488	(505,391)	478,809
Republic of Turkey	Buy	1.000	12/20/21	USD	10,000	(795,606)	737,991
Republic of Turkey	Buy	1.000	12/20/21	USD	9,800	(801,348)	723,232
Republic of Turkey	Buy	1.000	12/20/21	USD	6,100	(533,990)	450,175
Republic of Turkey	Buy	1.000	12/20/21	USD	6,107	(493,850)	450,691
Republic of Turkey	Buy	1.000	12/20/21	USD	9,800	(784,950)	723,232
Republic of Turkey	Buy	1.000	12/20/21	USD	6,500	(515,107)	479,694
United Mexican States	Buy	1.000	12/20/21	USD	6,000	(163,683)	147,541
United Mexican States	Buy	1.000	12/20/21	USD	9,000	(376,321)	221,312

Total Centrally Cleared Credit Default Swaps						$ 12,048,753	$(16,123,092)

Over-the-Counter Credit Default Swaps at December 31, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya
Argentaria Sociedad
Anonima	UBS	Sell	3.000%	12/20/17 EUR	4,405	$171,759	$118,730

25        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$171,759	$118,730

Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	419,768

Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	137,382

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	185,747

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	10,265	812,157	(29,668)

Federative Republic of Brazil	BNP	Sell	1.000	6/20/21	USD	65,000	7,926,133	(3,839,282)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(695,335)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(695,335)

Hellenic Republic	GSG	Sell	1.000	9/20/20	USD	20,000	7,000,000	(4,887,395)

Hellenic Republic	GSG	Sell	1.000	3/20/20	USD	5,000	1,950,556	(1,125,138)

ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19	USD	10,000	359,971	19,087

Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	47,068	(696,094)

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	6,910	(436,947)	17,539

Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD	20,000	1,907,243	(1,521,787)

Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD	10,000	907,779	(760,893)

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(720,209)	30,884

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(354,145)	30,884

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(705,360)	30,884

Reliance Industries Ltd.	GSG	Sell	1.000	6/20/21	USD	10,000	448,896	(252,094)

Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	6,855	(584,765)	64,861

Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	7,235	(466,961)	68,456

Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	12,890	(794,162)	121,963

Republic of Indonesia	BNP	Buy	1.000	9/20/20	USD	9,620	(677,203)	59,858

Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	6,855	(591,941)	64,861

Republic of Indonesia	BOA	Buy	1.000	9/20/20	USD	16,035	(1,115,327)	99,773

Republic of Italy	GSCOI	Sell	1.000	12/20/21	USD	50,000	835,508	(1,417,507)

Republic of Italy	GSCOI	Sell	1.000	12/20/21	USD	50,000	1,662,062	(1,417,507)

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	11,175	(319,257)	(89,374)

Republic of Turkey	BNP	Buy	1.000	6/20/21	USD	19,100	(1,382,582)	1,140,674

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	18,620	(1,227,113)	1,092,190

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	10,000	(814,174)	597,212

Republic of Turkey	GSG	Buy	1.000	6/20/21	USD	20,000	(1,577,972)	1,194,423

Republic of Turkey	HSBC	Buy	1.000	6/20/21	USD	10,080	(750,364)	601,989

Russian Federation	BNP	Buy	1.000	12/20/20	USD	6,915	(738,227)	100,612

State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	83,951

26        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Telefonica SA	UBS	Sell	1.000%	9/20/17	EUR	5,000	$627,078	$29,734

Total Over-the-Counter Credit Default Swaps							$14,170,123	$(10,997,217)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade	$80,695,000	$—	A- to BBB-
Single Name Corporate
Debt
Investment Grade	116,000,000	—	BBB+
Sovereign Debt
Non-Investment Grade			BB+ to B-
Sovereign Debt	316,445,000	175,000,000
Total	$513,140,000	$175,000,000

*Amount recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

	Three-Month NZD
BOA	Pay	BBR FRA	1.935%	8/23/18	NZD	105,200	$—	$(195,493)

	Three-Month NZD
BOA	Pay	BBR FRA	1.970	8/15/18	NZD	72,300	—	(85,200)

	Three-Month NZD
BOA	Pay	BBR FRA	1.950	8/12/18	NZD	101,000	—	(126,567)

	MXN TIIE
BOA	Receive	BANXICO	7.420	11/4/26	MXN	280,000	—	449,731

	MXN TIIE
BOA	Pay	BANXICO	6.840	11/14/18	MXN	1,100,000	—	(301,422)

	Three-Month ZAR
BOA	Receive	JIBAR SAFEX	8.063	9/27/26	ZAR	280,000	—	376,370

	MXN TIIE
BOA	Pay	BANXICO	6.500	11/24/26	MXN	1,000,000	—	(4,725,464)

	Three-Month USD
BOA	Receive	BBA LIBOR	1.609	2/24/26	USD	10,500	—	546,418

	Three-Month NZD
BOA	Pay	BBR FRA	1.950	8/11/18	NZD	71,300	—	(101,133)

	MXN TIIE
BOA	Pay	BANXICO	6.500	11/20/26	MXN	500,000	—	(2,377,817)

27        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

	Six-Month HUF
CITNA-B	Receive	BUBOR	1.560%	11/18/21	HUF	6,000,000	$—	$ (455,426)

	Six-Month HUF
CITNA-B	Receive	BUBOR	1.480	11/24/21	HUF	3,000,000	—	(187,173)

DEU	Pay	BZDI	11.200	1/2/25	BRL	75,000	—	(390,609)

	Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.590	11/15/26	ZAR	220,000	—	(290,030)

	MXN TIIE
DEU	Receive	BANXICO	7.400	11/4/26	MXN	275,000	—	460,276

	MXN TIIE
DEU	Pay	BANXICO	6.820	11/14/18	MXN	1,090,000	—	(317,867)

	Six-Month SGD
GSCOI	Receive	SOR VWAP	1.608	12/6/18	SGD	180,000	—	235,297

	Six-Month SGD
GSCOI	Pay	SOR VWAP	2.418	10/4/26	SGD	75,000	—	(2,193,064)

	Six-Month PLN
GSCOI	Receive	WIBOR WIBO	1.775	10/10/21	PLN	95,000	—	(584,134)

	Six-Month SGD
GSCOI	Pay	SOR VWAP	2.405	9/30/26	SGD	75,000	—	(2,213,526)

	Six-Month PLN
GSG	Pay	WIBOR WIBO	1.780	6/10/21	PLN	200,000	—	(592,099)

	Six-Month PLN
GSG	Pay	WIBOR WIBO	1.538	1/15/19	PLN	170,000	—	(84,769)

	Three-Month USD
JPM	Receive	BBA LIBOR	1.637	2/22/26	USD	16,000	—	792,156

	Six-Month PLN
JPM	Pay	WIBOR WIBO	2.315	1/15/26	PLN	90,200	—	(559,086)

SIB	Pay	BZDI	11.290	1/2/25	BRL	80,000	—	(353,670)

	Three-Month ZAR
t-DEU	Receive	JIBAR SAFEX	8.100	9/29/26	ZAR	346,000	—	401,107

Total Centrally Cleared Interest Rate Swaps							$—	$(12,873,194)

Over-the-Counter Interest Rate Swaps at December 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BNP	Pay	BZDI	10.840%	1/2/23	BRL	92,000	$—	$ (768,329)

BOA	Receive	NSERO	6.280	10/24/21	INR	35,000,000	—	(214,848)

	Six-Month THB
BOA	Pay	THBFIX	1.625	9/8/19	THB	3,000,000	—	(501,599)

BOA	Receive	NSERO	6.280	10/21/17	INR	17,200,000	—	(101,203)

BOA	Pay	NSERO	6.240	10/24/21	INR	7,800,000	—	(587,717)

BOA	Receive	NSERO	6.150	12/9/17	INR	13,880,000	—	114,367

	Six-Month THB
BOA	Receive	THBFIX	2.190	9/8/26	THB	980,000	—	1,154,814

BOA	Pay	NSERO	6.270	12/9/21	INR	3,080,000	—	(198,691)

BOA	Pay	NSERO	6.235	12/8/21	INR	3,928,500	—	(241,413)

	Six-Month CLP
GSCOI	Pay	TNA	3.105	12/16/18	CLP	17,000,000	—	55,872

28        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value

GSCOI	Pay	BZDI	11.745%	1/2/20	BRL	148,000	$—	$141,741

		Three-Month KRW
GSCOI	Pay	CD KSDA	1.358	10/28/18	KRW	143,000,000	—	(336,842)

		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.470	9/29/26	COP	95,000,000	—	149,124

		Six-Month THB
GSCOI	Pay	THBFIX	1.640	9/2/19	THB	1,500,000	—	(235,857)

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.860	5/20/20	PLN	200,000	—	15,303

		Six-Month CLP
GSG	Receive	TNA	4.350	1/14/21	CLP	23,500,000	—	1,441,900

JPM	Pay	BZDI	11.915	4/2/18	BRL	286,000	—	27,012

		MXN TIIE
JPM	Receive	BANXICO	5.230	4/7/20	MXN	320,000	—	1,013,773

JPM	Receive	BZDI	12.910	7/3/17	BRL	561,000	—	108,234

		Three-Month COP
JPM	Pay	IBR OIS	6.090	10/29/24	COP	15,470,000	—	(32,492)

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.790	2/10/25	COP	32,000,000	—	(307,091)

		MXN TIIE
JPM	Receive	BANXICO	5.185	4/9/20	MXN	350,000	—	1,136,574

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	7.300	6/1/26	COP	39,425,000	—	882,309

		Seven-Year EUR
JPM	Receive	CPI EXT	0.910	9/15/23	EUR	33,000	—	1,255,281

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.980	7/11/26	COP	20,000,000	—	281,032

		MXN TIIE
JPM	Pay	BANXICO	5.947	2/6/26	MXN	340,000	—	(2,088,506)

		Three-Month
		COP IBR OIS

MOS	Pay	Compound	6.090	10/29/24	COP	15,940,000	—	(33,479)

		Three-Month
		COP IBR OIS
SAN	Pay	Compound	6.980	7/13/26	COP	21,000,000	—	295,084

		MXN TIIE
SIB	Pay	BANXICO	6.060	2/10/26	MXN	220,000	—	(1,273,148)

		Six-Month CLP
SIB	Receive	TNA	4.050	6/22/21	CLP	7,600,000	—	271,258

Total Over-the-Counter Interest Rate Swaps							$—	$1,422,463

29        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaptions Written at December 31, 2016

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Credit Default Swap maturing 1/18/17			CDX.
Call	JPM	Sell	NA.HY.27	5.000%	1/18/17	USD	100,000	$520,000	$(430)

Credit Default Swap maturing 1/18/17			CDX.
Call	JPM	Buy	NA.HY.27	5.000	1/18/17	USD	100,000	510,000	(2,013,180)

			iTraxx
			Europe
Credit Default Swap maturing 2/15/17			Crossover Series 26
Call	JPM	Sell	Version 1	5.000	2/15/17	EUR	125,000	1,178,138	(85,975)

			iTraxx
			Europe
Credit Default Swap maturing 2/15/17			Crossover Series 26
Call	JPM	Sell	Version 1	5.000	2/15/17	EUR	125,000	663,031	(234,228)

Total Over-the-Counter Credit Default Swaptions Written								$2,871,169	$(2,333,813)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2016

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 2/14/47			Six-Month EUR
Call	BAC	Pay	EURIBOR	1.600%	2/10/17	EUR	50,000	$533,071	$(193,928)

Interest Rate Swap Maturing 2/22/27			Six-Month AUD BBR
Call	BOA	Pay	BBSW	2.968	2/21/17	AUD	125,000	1,105,125	(1,390,018)

Interest Rate Swap Maturing 3/15/22			Three- Month CAD BA
Call	BOA	Pay	CDOR	1.650	3/15/17	CAD	200,000	1,044,932	(730,718)

Interest Rate Swap Maturing 3/1/27			Six-Month AUD BBR
Call	BOA	Pay	BBSW	2.949	2/28/17	AUD	99,500	791,153	(1,177,445)

Interest Rate Swap Maturing 3/13/47			Six- Month EUR
Call	BOA	Pay	EURIBOR	1.645	3/9/17	EUR	100,000	1,317,125	(836,727)

Interest Rate Swap Maturing 3/2/22			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.415	3/2/17	CAD	250,000	1,319,549	(1,665,298)

Interest Rate Swap Maturing 3/3/27			Six- Month EUR
Call	BOA	Pay	EURIBOR	1.066	3/1/17	EUR	225,000	1,050,539	(384,979)

30        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 2/21/27			Three-Month USD BBA
Call	BOA	Pay	LIBOR	2.110%	2/16/17	USD	300,000	$4,620,000	$(7,392,414)

Interest Rate Swap Maturing 2/21/22			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.390	2/21/17	CAD	400,000	2,060,086	(3,103,317)

Interest Rate Swap Maturing 2/14/27			Six- Month EUR
Call	BOA	Pay	EURIBOR	0.954	2/10/17	EUR	134,000	597,692	(187,791)

Interest Rate Swap Maturing 1/17/27			Three-Month CAD BA
Call	BOA	Receive	CDOR	1.505	1/17/17	CAD	148,000	1,275,442	(19,788)

Interest Rate Swap Maturing 1/11/22			Six-Month PLN WIBOR
Call	GSCOI	Pay	WIBO	2.095	1/9/17	PLN	190,000	272,800	(609,674)

Interest Rate Swap Maturing 6/7/47			Six- Month EUR
Call	GSG	Receive	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(4,312,349)

Interest Rate Swap maturing 6/7/47			Six-Month EUR
Call	GSG	Pay	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(564,473)

Interest Rate Swap Maturing 2/27/20			Three-Month USD BBA
Call	JPM	Receive	LIBOR	1.460	2/23/17	USD	650,000	1,390,000	(167,355)

Interest Rate Swap Maturing 2/21/27			Three-Month USD BBA
Call	JPM	Pay	LIBOR	2.130	2/17/17	USD	170,000	2,550,000	(3,955,990)

Interest Rate Swap Maturing 3/8/27			Six-Month EUR
Call	JPM	Pay	EURIBOR	1.000	3/6/17	EUR	300,000	1,850,062	(738,948)

Interest Rate Swap Maturing 1/11/22			Six-Month PLN WIBOR
Call	JPM	Pay	WIBO	2.090	1/9/17	PLN	160,000	217,195	(522,346)

31        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate			Three- Month
Swap Maturing			USD BBA
2/27/20 Call	JPM	Pay	LIBOR	1.860%	2/23/17	USD	650,000	$1,000,000	$(887,783)

Total Over-the-Counter Interest Rate Swaptions Written								$34,502,411	$(28,841,341)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
RBS	Royal Bank of Scotland plc (The)
SAN	Santander
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar

32        OPPENHEIMER INTERNATIONAL BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.26	Markit CDX Emerging Markets Index
CDX.NA.HY.27	Markit CDX North American High Yield
CPI EXT	Consumer Price Index Excluding Tobacco
EURIBOR	Euro Interbank Offered Rate
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series 26
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
EUX	European Stock Exchange
SFE	Sydney Futures Exchange

33         OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 966,844 shares with net assets of $88,982,114 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

34        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

35        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

36         OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$85,062,826	$—	$85,062,826
Mortgage-Backed Obligations	—	145,201,245	—	145,201,245
Foreign Government Obligations	—	2,799,114,919	—	2,799,114,919
Corporate Bonds and Notes	—	1,749,315,436	166,149	1,749,481,585
Common Stock	—	—	—	—
Structured Securities	—	13,373,528	1,110,338	14,483,866
Short-Term Notes	—	169,438,644	—	169,438,644
Over-the-Counter Options Purchased	—	18,869,110	—	18,869,110
Over-the-Counter Credit Default
Swaption Purchased	—	—	—	—
Over-the-Counter Interest Rate
Swaptions Purchased	—	15,609,771	—	15,609,771
Investment Company	148,333,700	—	—	148,333,700

Total Investments, at Value	148,333,700	4,995,985,479	1,276,487	5,145,595,666

37        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$14,773,870	$—	$14,773,870
Centrally cleared swaps, at value	—	13,082,479	—	13,082,479
Futures contracts	688,458	—	—	688,458
Forward currency exchange contracts	—	182,435,246	—	182,435,246

Total Assets	$149,022,158	$5,206,277,074	$1,276,487	$5,356,575,719

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(24,348,624)	$—	$(24,348,624)
Centrally cleared swaps, at value	—	(42,078,765)	—	(42,078,765)
Options written, at value	—	(16,986,165)	—	(16,986,165)
Futures contracts	(134,469)	—	—	(134,469)
Forward currency exchange contracts	—	(284,152,059)	—	(284,152,059)
Swaptions written, at value	—	(31,175,154)	—	(31,175,154)

Total Liabilities	$(134,469)	$(398,740,767)	$—	$(398,875,236)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in

38        OPPENHEIMER INTERNATIONAL BOND FUND

4. Investments and Risks (Continued)

foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

39        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,189
Market Value	$—
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

40        OPPENHEIMER INTERNATIONAL BOND FUND

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

41        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,588,621,164 and $7,293,937,163, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

42        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $82,878,066 and $397,942,527 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

43        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $12,685,782 and $37,232,091 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

44        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $13,400,494 and $29,715,352 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2016	3,332,049,780,750	$67,408,416
Options written	670,726,355,000	55,582,050
Options closed or expired	(2,007,146,855,000)	(9,612,862)
Options exercised	(819,762,155,750)	(91,196,764)

Options outstanding as of December 31, 2016	1,175,867,125,000	$22,180,840

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

45        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $901,713,213 and $332,527,843 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow

46        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,666,240,686 and $1,971,606,488 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

47        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $40,482,847 and $47,816,735 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of September 30, 2016	23,442,278,000	$41,633,006
Swaptions written	12,489,000,000	58,564,896
Swaptions closed or expired	(13,230,000,000)	(3,598,381)
Swaptions exercised	(17,899,778,000)	(59,225,941)

Swaptions outstanding as of December 31, 2016	4,801,500,000	$37,373,580

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

48        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $41,945,764.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

49        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

50        OPPENHEIMER INTERNATIONAL BOND FUND

7. Federal Taxes (Continued)

Federal tax cost of securities	$ 5,447,981,896
Federal tax cost of other investments	5,925,078

Total federal tax cost	$ 5,453,906,974

Gross unrealized appreciation	$ 414,371,219
Gross unrealized depreciation	(820,549,562)

Net unrealized depreciation	$ (406,178,343)

51        OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 2/17/2017